BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Mia Smith
258 N. West End BLVD #505
Quakertown, PA 18951, USA

Work Order #: W2020110401195
November 4, 2020
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 37526

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Articles of Organization	Fees	20201023932	11/4/2020 1:05:12 PM	InternalReview	1	$75.00	$75.00
Initial List	Fees	20201023934	11/4/2020 1:05:12 PM	InternalReview	1	$150.00	$150.00
Initial List	Business License Fee	20201023934	11/4/2020 1:05:12 PM	InternalReview	1	$200.00	$200.00
Total							$425.00

Payments

Type	Description	Payment Status	Amount
Credit Card	6045239006836396703061	Success	$425.00
Total			$425.00

Mia Smith
258 N. West End BLVD #505
Quakertown, PA 18951, USA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Mia Smith
258 N. West End BLVD #505
Quakertown, PA 18951, USA

Work Order #: W2020110401195
November 4, 2020
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 37526

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Articles of Organization	Fees	20201023932	11/4/2020 1:05:12 PM	InternalReview	1	$75.00	$75.00
Initial List	Fees	20201023934	11/4/2020 1:05:12 PM	InternalReview	1	$150.00	$150.00
Initial List	Business License Fee	20201023934	11/4/2020 1:05:12 PM	InternalReview	1	$200.00	$200.00
Total							$425.00

Payments

Type	Description	Payment Status	Amount
Credit Card	6045239006836396703061	Success	$425.00
Total			$425.00

Mia Smith
258 N. West End BLVD #505
Quakertown, PA 18951, USA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

11/04/2020

Work Order Item Number: W2020110401195 - 923556
Filing Number: 20201023932
Filing Type: Articles of Organization
Filing Date/Time: 11/04/2020 13:05:12 PM
Filing Page(s): 4

Indexed Entity Information:

Entity ID: E10239332020-9
Entity Name: Honey Badger Media, LLC
Entity Status: Active
Expiration Date: None

Commercial Registered Agent
InCorp Services, Inc.
3773 Howard Hughes Parkway Suite 5005, Las Vegas, NV 89169, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138
North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

11/04/2020

Work Order Item Number:	W2020110401195 - 923557
Filing Number:	20201023934
Filing Type:	Initial List
Filing Date/Time:	11/04/2020 13:05:12 PM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: E10239332020-9

Entity Name: Honey Badger Media, LLC

Entity Status: Active

Expiration Date: None

Commercial Registered Agent
InCorp Services, Inc.
3773 Howard Hughes Parkway Suite 5005, Las Vegas, NV 89169, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E10239332020-9
Barbara K. Cegavske	Filing Number 20201023932
Secretary of State State Of Nevada	Filed On 11/04/2020 13:05:12 PM
	Number of Pages 4

Formation - Limited-Liability Company

☑ NRS 86 - Articles of Organization Limited-Liability Company
☐ NRS 86.544 - Registration of Foreign Limited-Liability Company
☐ NRS 89 - Articles of Organization Professional Limited-Liability Company
☐ NRS 86.555 - Registration of Professional Foreign Limited-Liability Company

1. Name Being Registered in Nevada: (See instructions)	Honey Badger Media, LLC
2. Foreign Entity Name: (Name in home jurisdiction)	
3. Jurisdiction of Formation: (Foreign Limited-Liability Companies)	3a) Jurisdiction of formation: 3b) Date formed: 3c) I declare this entity is in good standing in the jurisdiction of its formation. ☐
4. Registered Agent for Service of Process*: (check only one box)	☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below) InCorp Services, Inc. Name of Registered Agent OR Title of Office or Position with Entity 3773 Howard Hughes Parkway, Suite 5005 / Las Vegas / Nevada / 89169 Street Address / City / Zip Code Nevada Mailing Address (If different from street address) / City / Zip Code
4a. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.* X Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity / Date
5. Management: (Domestic Limited-Liability Companies only)	Company shall be managed by: (check one box) ☑ Manager(s) OR ☐ Member(s)
6. Name and Address of each Manager(s) or Managing Member(s): (NRS 86 and NRS 86.544, see instructions) **Name and Address of the Original Manager(s) and Member(s):** (NRS 89, see instructions) IMPORTANT: A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing.	1) Vinco Ventures, Inc. Name 1 West Broad Street Suite 1004 / Bethlehem / PA / 18018 Address / City / State / Zip Code
7. Dissolution Date: (Domestic only)	Latest date upon which the company is to dissolve (if existence is not perpetual):

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - Limited-Liability Company

Continued, Page 2

8. Profession to be Practiced: (NRS 89 only)	
9. Series and/or Restricted Limited-Liability Company: (Optional)	Check box if a Series Limited-Liability Company ☑ — Domestic Limited-Liability Company's only: The Limited-Liability Company is a Restricted Limited-Liability Company ☐
10. Records Office: (Foreign Limited-Liability Companies)	Address / City / State / Zip code / Country
11. Street Address of Principal Office: (Foreign Limited-Liability Companies)	Address / City / State / Zip code / Country
12. Name, Address and Signature of the Organizer: (NRS 86. NRS 89 -Each Organizer must be a licensed professional.) **Name and Signature of Manager or Member:** (NRS 86.544 only) See instructions	*Foreign Limited-Liability Company - In the event the designated Agent for Service of Process resigns and is not replaced or the agent's authority has been revoked or the agent cannot be found or served with exercise of reasonable diligence, then the Secretary of State is hereby appointed as the Agent for Service of Process. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. Name: Christopher B. Ferguson — Country: United States Address: 1 West Broad Street, Suite 1004 — City: Bethlehem — State: PA — Zip/Postal Code: 18018 X Christopher B. Ferguson (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:

(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

180304

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of Honey Badger Media, LLC

Name of Represented Business Entity

I, InCorp Services, Inc. am a:

Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only one)

a) X commercial registered agent listed with the Nevada Secretary of State,

b) ☐ noncommercial registered agent with the following address for service of process:

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) ☐ represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

and hereby state that on 11/04/2020 I accepted the appointment as registered agent for

Date

Filed in the Office of	Business Number
Secretary of State	E10239332020-9
State Of Nevada	Filing Number 20201023932
	Filed On 11/04/2020 13:05:12 PM
	Number of Pages 4

X ... behalf of Incorp 11/04/2020

... Company Services, Inc. Date

...einstating, officer's signature required.

X

Signature of Officer Date

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

180304

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of Vinco Ventures, Inc.

Name of Represented Business Entity

I, InCorp Services, Inc. am a:

Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only one)

a) ☒ commercial registered agent listed with the Nevada Secretary of State,

b) ☐ noncommercial registered agent with the following address for service of process:

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) ☐ represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

and hereby state that on 11/04/2020 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature] Lauren Jacot on behalf of InCorp Services, Inc. 11/04/2020

Authorized Signature of R.A. or On Behalf of R.A. Company | Date

*If changing Registered Agent when reinstating, officer's signature required.

X

Signature of Officer | Date

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application

Initial List Of Officers, Managers, Members, General Partners, Managing Partners, or Trustees:

Honey Badger Media, LLC

NAME OF ENTITY

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

Filed in the Office of Barbara K. Cegavske Secretary of State State Of Nevada	Business Number E10239332020-9
	Filing Number 20201023934
	Filed On 11/04/2020 13:05:12 PM
	Number of Pages 2

- ☐ Corporation
  - ☐ This corporation is publicly traded, the Central Index Key number is:
- ☐ Nonprofit Corporation (see nonprofit sections below)
- ☑ Limited-Liability Company
- ☐ Limited Partnership
- ☐ Limited-Liability Partnership
- ☐ Limited-Liability Limited Partnership (if formed at the same time as the Limited Partnership)
- ☐ Business Trust

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

- ☐ 001 - Governmental Entity
- ☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming and exemption under 501(c) designation must indicate by checking box below.

- ☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

- ☐ Unit-owners' Association
- ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **Charitable Solicitation Information - check applicable box**

Does the Organization intend to solicit charitable or tax deductible contributions?

- ☐ No - no additional form is required
- ☐ Yes - the *Charitable Solicitation Registration Statement* is required.
- ☐ The Organization claims exemption pursuant to NRS 82A 210 - the *Exemption From Charitable Solicitation Registration Statement* is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners or Trustees:

CORPORATION, INDICATE THE MANAGER:

Vinco Ventures, Inc.			USA
Name			Country
1 West Broad Street Suite 1004	Bethlehem	PA	18018
Address	City	State	Zip/Postal Code

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the office of the Secretary of State.

X Christopher B. Ferguson

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Manager
Title

11/04/2020
Date

SECRETARY OF STATE

STATE OF NEVADA

DOMESTIC LIMITED-LIABILITY COMPANY (86) CHARTER

I, BARBARA K. CEGAVSKE, the duly qualified and elected Nevada Secretary of State, do hereby certify that **Honey Badger Media, LLC** did, on 11/04/2020, file in this office the original Articles of Organization that said document is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said document contains all the provisions required by the law of the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 11/04/2020.

BARBARA K. CEGAVSKE
Secretary of State

Certificate
Number: B202011041194525
You may verify this certificate
online at http://www.nvsos.gov

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

Honey Badger Media, LLC

Nevada Business Identification # NV20201933778
Expiration Date: 11/30/2021

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.
Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.
License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 11/04/2020.

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B202011041194529
You may verify this certificate
online at http://www.nvsos.gov